JUNE 2013 Healthcare Trust of America, Inc. (HTA) Company Presentation Exhibit 99.1

Leading owner of Medical Office Buildings FORWARD LOOKING STATEMENTS This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include information concerning possible or assumed future results of operations of our company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2012 Annual Report on Form 10-K and our quarterly report on Form 10-Q for the quarter ended March 31, 2013. Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (normalized FFO), funds available for distribution (FAD), normalized funds available for distribution (normalized FAD), annualized base rents, net operating income (NOI), cash net operating income (cash NOI), same-property cash NOI, adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), on-campus/aligned, and tenant retention, please see our company’s earnings press release issued on May 7, 2013 and our company’s Supplemental Financial Package for the quarter ended March 31, 2013, each of which is available in the investor relations section of our company’s website located at www.htareit.com. 1

Leading owner of Medical Office Buildings Company HTA – the MOB Specialist • Focused MOB operator • Core critical locations – barriers to entry • Fortress balance sheet • Investment grade • Leverage: 30%1 • Stability: 91% Occupied • Yield: 4.9%2 Growth Sector Tailwinds • Occupancy: 91% - 94% • Constrained market rents • Institutional asset management • Targeted acquisitions = meaningful growth • Liquidity of $771mm • $500mm+ runway to 40% leverage • Affordable Care Act • Healthcare GDP growth • Healthcare employment trends 2 1 Total debt to total enterprise value as of 3/31/13 2 Yield as of the closing price at 6/3/13

Leading owner of Medical Office Buildings 1 As of 3/31/13 2 Undepreciated assets is defined as Total GAAP assets + accumulated depreciation + accumulated amortization related to tenant relationships and FAS 141/ ASC 805 lease adjustments 3 EBITDA for 1Q13 presented on an annualized basis. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Change in fair value of Derivatives + Acquisition Expenses + Transition and Listing Expenses. Refer to the “Forward Looking Statements” on Page 1 as the estimates and assumed annualized number may exceed actual results 4 Includes leases signed but not commenced 5 Tenant Renewal Ratio is defined as the sum of the total GLA of tenants that renew an expiring lease over the total GLA of expiring leases 42% Credit Tenants Not Rated Credit Rated Tenants (Based on Annualized Base Rent) Company Snapshot as of March 31, 2013 Gross real estate investments 1 ($bn) $2.7 Total Portfolio gross leasable area (GLA) 12.8mm Investment grade tenants (based on annualized base rent) 42% Credit-rated tenants (based on annualized base rent) 58% % of Portfolio on or adjacent to Campus / Aligned 96% Average remaining lease term for all buildings (years) 6.7 Average remaining lease term for single-tenant buildings (years) 8.9 Average remaining lease term for multi-tenant buildings (years) 5.5 Credit ratings Baa3 (Positive)/ BBB- (Stable) Liquidity at 3/31/13($mm) $771 Total Debt/ Total Enterprise Value 1 30.1% Total Debt/ Total Undepreciated Assets 2 38.3% Total Net Debt/ 1Q13 PF Annualized EBITDA 3 5.4x Weighted average interest rate at 3/31/2013 4.19% Presence in 27 States (Based on GLA) AZ 11% TX 12% IN 10% SC 9% PA 9% FL 7% NY 7% GA 5% Other 30% 3 58% – 90.9% occupancy at 3/31/20134 – Lease rollover of 4.2% in 2013 – Tenant Renewal Ratio of 85% in 1Q135 Medical Office Building Focus – 90% of GLA

$0 $1 $2 $3 $4 $5 Trillions Healthcare Expenditures and Employment 4 Strong Healthcare Employment Projected Annual Healthcare Expenditures Sources: Centers for Medicare & Medicaid Services, Bureau of Labor Statistics, Rosen Consulting Group • Healthcare was the only major sector with employment growth over last 5 years • Healthcare employment is projected to grow 70% faster than overall U.S. employment through 2020 • Increasing demand for non-physician practitioners (nurses, technicians, etc.) • Healthcare expenditures projected to grow at a 5.5% CAGR through 2020 • Healthcare projected to account for ~20% of GDP by 2020 • Increasing expenditures and technology are pushing patients to lower cost settings 33% 30% 26% 26% 26% 24% 14% 0% 10% 20% 30% 40% Therapists Physician Assistants Registered Nurses Healthcare Techs Total Healthcare Physicians and Surgeons All Occupations - Total U.S. Projected U.S. Employment Growth (2010-2020 Est)

Affordable Care Act 5 Changing Healthcare Delivery Increasing Insurance Coverage Sources: U.S. Census Bureau, U.S. Centers for Disease Control and Prevention, Congressional Budget Office, Bureau of Labor Statistics, Rosen Consulting Group 229 256 200 210 220 230 240 250 260 '21Before ACA After ACA U.S. Residents with Insurance Coverage in 2021 • Key provisions start in 2014 • Additional 25 to 35 million insured • Accountable Care Organizations (ACO) – increasing integration of care • Physicians joining health systems / larger groups – solo practitioners declining 1,000 1,200 1,400 1,600 1,800 2,000 2,200 110 112 114 116 118 120 122 124 126 128 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 Outpatient Inpatient Inpatient Admissions vs. Outpatient Visits Inpatient Admissions/1000 Persons Outpatient Visits/1000 Persons • Trend to cost efficient , outpatient setting continuing • Affordable Care Act accelerates this trend with its focus on efficiency • Preventative medicine in focus– more care, lower acuity

Aging Demographics 6 Demographic Trends Support Increased Utilization • Baby Boomers are hitting retirement age • The 65+ age group will be the fastest growing demographic over the next 10 – 20 years • This age group is projected to account for nearly 17% of the U.S. population by 2020 • Healthcare utilization increases as people age • Key driver of healthcare expenditures in the future Elderly Utilize More Healthcare Aging Population Sources: U.S. Census Bureau, U.S. Bureau of Labor Statistics, Rosen Consulting Group $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 > 25 yrs 25-34 35-44 45-54 55-64 65-74 75+ yrs Annual Healthcare Expenditures by Age 10% 12% 14% 16% 18% 20% 22% 0 20 40 60 80 100 1980 1990 2000 2010 2020f 2030f 2040f 2050f % of Population Millions 65+ Population 65+ Population

MOB Opportunity Sources: Green Street Advisors, Marcus & Millichap, Rosen Consulting Group 7 Public REIT Owners 6% Other Owners 94% Large, Fragmented Industry On-Campus is the Best Location • Hospitals create strong tenant demand and retention • Maximizes utilization of significant hospital infrastructure and ancillary services • Cost-effective location for growth in outpatient services • Limited developable land around hospital campuses • Medical Office is a $250Bn sector • Limited development in last 3 years • Health systems selling assets to invest in physicians and technology Location is Critical Medical Office

MOB Supply and Demand Sources: Marcus & Millichap, Rosen Consulting Group 8 Limited New Supply • Rental rates are still below 2008 levels • Rates are now experiencing positive growth • Supply and demand could have favorable impact on rates in the future • Barriers to entry for On-Campus MOBs • Recovery in traditional office could positively impact tenant comparisons Constrained Rents 0 5 10 15 20 25 30 2008 2009 2010 2011 2012e SF, Millions Medical Office Construction Completions -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% 6% $20 $21 $22 $23 $24 $25 $26 $27 2008 2009 2010 2011 2012e 2013f 2014f 2015f 2016f Annual Growth $/SF per Year Medical Office Asking Rental Rate Rental Rate YoY Rent Growth • Medical office development has declined by 70% since 2008 • Near term development is expected to remain limited • Limited new supply, despite expected increase in healthcare utilization

Leading owner of Medical Office Buildings National Portfolio in Key Markets 9 GLA Percent GLA Percent Phoenix, AZ 1,152 9.0% Houston, TX 692 5.4% Pittsburgh, PA 978 7.6% Atlanta, GA 574 4.5% Greenville, SC 965 7.5% Dallas, TX 591 4.6% Indianapolis, IN 850 6.6% Boston, MA 359 2.8% Albany, NY 879 6.8% Raleigh, NC 245 1.9% Key Markets

Leading owner of Medical Office Buildings In-House Property Management Fully Integrated Asset Management Platform National Property Management Platform • 4 Regional Headquarters in Atlanta, Indianapolis, Scottsdale, and Charleston • Local property managers and building engineers covering 87% of HTA’s portfolio • Leasing teams focused solely on HTA’s properties • Centralized accounting and billing • Properties supported by long-term, committed owners 10 Organization Focused Entirely on Meeting Physician and Health System’s Unique Demands Institutionalized Management Platform = Operating Efficiencies and Cost Reductions Specialized Leasing Capabilities Financial Strength for Long Term Asset Positioning 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 1Q13

Portfolio Characteristics 11 Healthcare System Relationships Tenant Mix (by Annual Base Rent) 58% 42% Credit Tenants Not Rated • Strong mix of single and multi-tenant buildings • Multi-tenanted buildings have weighted average remaining lease term of 5.5 years; mix of Gross and NNN leases • Single-tenanted buildings have weighted average remaining lease term of 8.9 years; predominantly NNN leases 66% 34% Multi- Tenant Single Tenant • 58% credit-rated tenants (mainly larger heath systems) • 42% investment grade • 42% non-rated tenants (mainly independent physicians) Building Mix (by GLA)

Leading owner of Medical Office Buildings Stable Cash Flows 1 Top 15 Health System Tenants 2 Agency providing credit rating varies by tenant 3 Note that the credit rating might be for an affiliate or parent entity of HTA’s tenant 4 As of 3/31/13; 2013 lease rollover excludes MTM leases equal to 1.7% of total leased GLA 5 Includes 278,000 of leased square feet which previously belonged to West Penn Allegheny Health System and is now part of the Highmark-Allegheny Health Network ⁶ Renewal ratio defined as the sum of the total leased GLA of tenants that renew an expiring lease over the total GLA of expiring leases Top Tenants1,2,3,4 Rollover Risk (% of GLA)5,6 Average Portfolio Occupancy 12 • Granular tenant base comprised of over 1,800 leases • 1Q13 Tenant Renewal Ratio of 85% • Average contractual rent bumps of 2-3% per year • Proactive lease management • Staggered lease expirations 4.2% 5.8% 7.3% 9.2% 9.4% 10.6% 0% 5% 10% 15% 20% 25% 2013 2014 2015 2016 2017 2018 89% 89% 89% 91% 91% 91% 91% 80% 90% 100% 2007 2008 2009 2010 2011 2012 2013 Top Tenants Credit Total % Total Rating GLA GLA Highmark ⁵ A 853 7.3% Greenville Hospital System A1 761 6.5% Steward Health Care System B 359 3.1% Aurora Health Care AA- 315 2.7% Indiana University Health A1 310 2.7% Community Health Systems B1 306 2.6% Deaconess Health System A+ 265 2.3% Banner Health AA- 225 1.9% Hospital Corp of America B1 221 1.9% Capital District Physicians Health Plan - 198 1.6% Wellmont Health System BBB+ 160 1.4% Catholic Health Partners A1 154 1.3% Rush University Medical Center A2 137 1.2% Sisters of Mercy Health System Aa3 134 1.1% Ascension Health Aa1 112 1.0% Top 15 Health Systems 4,510 38.6%

Leading owner of Medical Office Buildings Greenville, SC Key Strategic Investments in Economic Downturn • 965k SF / 17 buildings • Major Tenant: Greenville Hospital System (Moody’s: A1) • Key Acquisition: GHS / $163mm / September 2009 Pittsburgh, PA Phoenix, AZ Albany, NY Boston, MA • 1.2mm SF / 33 buildings • Major Tenant: Banner Health (Fitch: AA-) • Key Acquisition: Banner Sun City / $107mm / December 2009 • 879k SF / 8 buildings • Multi-Tenanted Buildings • Acquired: $179mm / November 2010-February 2011 • 978k SF / 3 buildings • Major Tenant: Highmark (S&P: A) and its affiliates • Acquired: $133.5mm / 2010-2012 • 359k SF / 12 buildings • Major Tenant: 100% NNN to Steward Healthcare (S&P: B) • Acquired: $100mm / March 2012 13 Indianapolis, IN • 850k SF / 34 buildings • Major Tenant: Indiana Univ. Health (Moody’s: A1) • Key Acquisition: IU Health/ $90mm/ June 2008

Leading owner of Medical Office Buildings • HTA has developed and maintains extensive industry relationships • Dedicated buyer focused only on MOB space • Acquired $1.8 Bn of properties in 2008 - 2010 o HTA was a cash buyer during the economic recession o Limited competition o Attractive pricing • Developers and Health Systems are primary source of acquisition opportunities o ~70% of transactions1 2009-present sourced through these relationships Acquisition Sourcing Acquisition Strategy 14 1 Transactions measured by acquisition price Acquisition Criteria • On-Campus MOBs – core, critical real estate • Affiliated with dominant health system • Significant ongoing investment by health system in the adjacent campus • Ability to service with HTA’s in-house property management platform • Stabilized occupancy • Generally $25 to $75 million in size – meaningful to HTA • Accretive to cost of capital

Leading owner of Medical Office Buildings Proven Growth Track Record Total NOI ($mm) Normalized Funds From Operations1 ($mm) $52 $84 $137 $186 $204 $212 $0 $50 $100 $150 $200 2008 2009 2010 2011 2012 1Q13 $22 $43 $84 $116 $135 $137 $0 $20 $40 $60 $80 $100 $120 $140 $160 2008 2009 2010 2011 2012 1Q13 • 1Q13 Same Store Cash NOI +3.4% YoY, +0.5% QoQ • 1Q13 Normalized FFO of $0.16 per share, +23.1% YoY 15 Note: NOI and Normalized FFO are non-GAAP measures. Please refer to HTA’s 3/31/13 Financial Supplement for a complete reconciliation of these calculations. 1 Normalized FFO is defined as net income excluding depreciation and amortization, gain and loss from the sale of real estate, acquisition expense, change in value of derivative instruments, lease termination fees, and other one-time items (including listing and transition expenses) 2 1Q13 is presented on an assumed, annualized basis 2 2

• Over $120 million of unrestricted cash as of 3/31/13 • $650 million of credit facility availability as of 3/31/13 • Average weighted borrowing cost of 4.19% • Average weighted debt maturity of 5.9 yrs3 Strong, Flexible Balance Sheet 5.4x 4.9x 5.4x 6.5x 7.2x 1.0x 3.0x 5.0x 7.0x 9.0x HTA HCP VTR HCN HR Total Debt/ 2013 Estimated EBITDA2 3/31/13 Capital Structure1 1 Based on market capitalization as of 3/31/2013 2 Source SNL Financial consensus 2013 EBITDA estimates; HTA is normalized 1Q13 presented on an assumed annualized basis. EBITDA for HTA is calculated as Net Income + Interest + D&A + Stock Based Comp + Losses from Change in Fair Value of Derivatives + Acquisition Expenses + Listing and Transition Expenses Refer to the “Forward Looking Statements”, as the assumed annualized number may exceed actual results 3 Includes extension options on the $300mm term loan maturing 2016 4 Excludes extension options on the $300mm term loan maturing 2016 Balance Sheet Capacity 16 Total Liquidity at 3/31/13 ~ $771 million Debt Maturities1,4 ($mm) $30 $6 $73 $105 $12 $55 $300 $455 $0 $100 $200 $300 $400 $500 2013 2014 2015 2016 2017 2018 2019+ Secured debt Unsecured Debt % of Total 2.6% 0.6% 6.4% 35.6% 8.8% 1.1% 44.9% $100 Secured Debt 10.1% Unsecured Debt 20.0% Equity 69.9%

Experienced Management Team Scott Peters Chairman, CEO, and President • Co-Founded HTA in 2006 • CEO of Grubb & Ellis (NYSE), ‘07-’08 • CEO of NNN Realty Advisors, ‘06-’08 • EVP, CFO, Triple Net Properties, Inc., ‘04-’06 • Co-Founder, CFO of Golf Trust of America, Inc. (AMEX), ’97-’07 • EVP, Pacific Holding Company/LSR, ‘92-’96 • EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), ‘88-’92 Mark Engstrom, EVP - Acquisitions • CEO, InSite Medical Properties, ‘06–’09 • Mgr. of Real Estate Services, Hammes Company, ‘01–’05 • Vice President, PM Realty Group, ‘98–’01 • Founder/Principal–Pacific Health Properties, ‘95–’98 • Hospital Administrator, Good Samaritan Health System, ‘87–’95 Amanda Houghton, EVP - Asset Management • Manager of Joint Ventures, Glenborough LLC, ‘06–’09 • Senior Analyst, ING Clarion, ‘05 –’06 • Senior Analyst, Weyerhauser Realty Investors, ‘04–’05 • RSM EquiCo and Bernstein, Conklin, & Balcombe, ‘01-’03 • Appointed to the NAIOP Medical & Life Sciences Forum Kellie Pruitt, EVP - Chief Financial Officer • VP of Financial Reporting and Compliance, Fender Musical Instruments Corporation, ‘07-’08 • Senior Manager, Real Estate and Public Companies, Deloitte and Touche, LLP, ’95-’07 • Certified Public Accountant, Texas and Arizona 17 Robert Milligan, SVP – Corporate Finance • Vice President, Bank of America Merrill Lynch, ‘07–’11 • Senior Analyst / Financial Management Program, General Electric, ‘03 –’07

Key Investment Highlights Dividend of $0.575 per share Medical Office Building Specialist 91% Occupancy in Growing Asset Class Internal Platform for Same Store Growth Strong Industry and Macroeconomic Trends 18 Investment Grade Balance Sheet